Exhibit 99.1

QuidelOrtho Reports Preliminary Revenue Results for the First Quarter 2023
QuidelOrtho to report first quarter 2023 financial results on May 3, 2023

April 13, 2023

SAN DIEGO, CA — QuidelOrtho Corporation (Nasdaq: QDEL) (the “Company” or “QuidelOrtho”), a global provider of innovative in vitro diagnostic technologies designed for point-of-care settings, clinical labs and transfusion medicine, today announced preliminary revenue results for the first quarter ended April 2, 2023.
The Company expects total revenues in the first quarter of 2023 to be in the range of $840 million to $850 million. Respiratory product revenue is expected to be in the range of $262 million to $267 million, including COVID-19 product revenue of $212 million to $217 million. Non-respiratory product revenue is expected to be in the range of $578 million to $583 million, representing 5% growth on a supplemental combined basis and 7% growth on a constant currency basis at the midpoint. The increase in first quarter revenue results was driven by our Labs business unit, including an approximate $21 million settlement related to one of our collaboration agreements.
The preliminary revenue results described herein are based on management’s initial analysis for the first quarter ended April 2, 2023, and are subject to adjustments based on the Company’s completion of its quarter-end financial close process.
“After an exceptional fourth quarter of 2022, I am very pleased with our sustained momentum in the first quarter of 2023, which was ahead of expectations. This strong start to the year was supported by delivering more instruments driving strong results in our Labs business as well as better-than-expected results in the Point of Care business,” said Douglas Bryant, President and Chief Executive Officer of QuidelOrtho. “Our team delivered solid non-respiratory revenue growth across all major geographic regions, with notable strength in China, demonstrating the power of our newly created scale and breadth of offerings across the diagnostics continuum, as well as the durability of our business model. As we look ahead, our supply chain is improving, we are focused on our key growth drivers and we are confident in our ability to deliver sustainable high-single-digit growth over the coming years.”

Quarterly Conference Call Information
QuidelOrtho will report financial results for its first quarter 2023 after the market close on Wednesday, May 3, 2023. Following the release of the financial results, QuidelOrtho will hold a conference call beginning at 2:00 p.m. PDT/5:00 p.m. EDT to discuss the financial results. Interested parties can access the conference call on the “Events & Presentations” section of the “Investor Relations” page of QuidelOrtho’s website at https://ir.quidelortho.com/. Those unable to access the webcast may join the call via phone by dialing 833-470-1428 (domestic) or 404-975-4839 (international) and entering Conference ID number 036290.
A replay of the conference call will be available shortly after the event on the “Investor Relations” page of QuidelOrtho’s website, under the “Events & Presentations” section.

About QuidelOrtho Corporation
QuidelOrtho Corporation (Nasdaq: QDEL) unites the power of Quidel Corporation and Ortho Clinical Diagnostics behind a shared mission of developing and manufacturing innovative technologies that raise the performance of diagnostic testing and create better patient outcomes across the entire healthcare continuum.

Ranked among the world’s largest in vitro diagnostics (IVD) providers with more than 120 years of collective experience, we combine industry-leading expertise in immunoassay and molecular testing with a global footprint in clinical labs and transfusion medicine.
Our company’s comprehensive product portfolio delivers accuracy, speed, automation and access, providing critical information when and where it is needed most. Inspired by a spirit of service, QuidelOrtho is committed to enhancing the well-being of people worldwide and happy in the knowledge we are making a difference. For more information, please visit www.quidelortho.com.
Source: QuidelOrtho Corporation

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include any statements contained herein that are not strictly historical, including, but not limited to, QuidelOrtho's preliminary revenue results for the quarter ended April 2, 2023, commercial, integration and other strategic goals, future financial and operating results, and future plans, objectives, strategies, expectations and intentions. These statements in this press release may be identified by words such as “may,” “will,” “would,” “should,” “might,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “goal,” “project,” “strategy,” “future,” “continue” or similar words, expressions or the negative of such terms or other comparable terminology. Such statements are based on the beliefs and expectations of QuidelOrtho’s management as of today and are subject to significant risks and uncertainties. Actual results or outcomes may differ significantly from those set forth or implied in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth or implied in the forward-looking statements: the challenges and costs of integrating, restructuring and achieving anticipated synergies as a result of the business combination; the ability to retain key employees; and other economic, business, competitive and/or regulatory factors affecting the business of QuidelOrtho generally. Additional risks and factors are identified under “Risk Factors” in QuidelOrtho’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2023, and subsequent reports filed with the Commission. You should not rely on forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. QuidelOrtho has no obligation to update any of the forward-looking information or time-sensitive information included in this press release, whether as a result of new information, future events, changed expectations or otherwise, except as required by law. All forward-looking statements are based on information currently available to QuidelOrtho and speak only as of the date hereof.

Non-GAAP Financial Measures
This press release contains “constant currency revenue growth,” which is considered a non-GAAP financial measure under applicable rules and regulations of the Commission. This non-GAAP financial measure should be considered supplemental to, and not a substitute for, financial information prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s definition of this non-GAAP measure may differ from similarly titled measures used by others. This non-GAAP financial measure reflects an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliation to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business. Because this non-GAAP financial measure excludes the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and reports filed with the Commission in their entirety. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is included in the tables accompanying this press release.

Investor Contact:
Bryan Brokmeier, CFA
IR@QuidelOrtho.com
Media:
media@QuidelOrtho.com

QuidelOrtho
Reconciliation of Non-GAAP Financial Information
(Unaudited)

	Three Months Ended
(In millions)	April 2, 2023	April 3, 2022 (1)	% Change (2)	Currency Impact	Constant Currency (2) (3)
Revenues, excluding respiratory products	$578 - $583	$555	5%	(2%)	7%

(1)Revenues presented for the three months ended April 3, 2022 include Ortho revenues on a supplemental combined basis as if the acquisition had occurred on January 3, 2022, and are in accordance with Regulation S-X Article 11 and Accounting Standards Codification 805, Business Combinations. The components of supplemental combined revenues are as follows:

	April 3, 2022
(In millions)	Revenue (as reported)	Respiratory product revenue	Revenue, excluding respiratory products
Quidel	$1,002	$935	$67
Ortho	500	12	488
Total	$1,502	$947	$555
(2)Percent change is calculated using the midpoint of the provided range.
(3)The term “constant currency” means we have translated local currency revenues for all reporting periods to U.S. dollars using currency exchange rates held constant for each year. This additional non-GAAP financial information is not meant to be considered in isolation from or as substitute for financial information prepared in accordance with GAAP.